Supplement dated June 5, 2026, to the Prospectus dated May 1, 2026, for

Protective Strategic Objectives II VUL variable life policies

Issued by Protective Life Insurance Company

Protective Variable Life Separate Account

This Supplement amends certain information in your variable universal life policy Prospectus. Please read this Supplement carefully and keep it with your Prospectus for future reference. You may obtain a current prospectus by visiting www.protective.com/productprospectus or by calling 1-800-265-1545.

The purpose of this Supplement is to make certain current fee changes that only apply to Policies with an application signed on or after June 8, 2026.

Effective June 8, 2026, the following information in the FEE TABLE – Periodic Charges Other Than Fund Operating Expenses, Administrative Charge section, is amended to include the following:

Charge	When Charge is Deducted	Amount Deducted - Maximum Guaranteed Charge	Amount Deducted - Current Charge
Administrative Charge (for Policies with an application signed on or after June 8, 2026):(3)

Minimum and Maximum Charge	On the Policy Effective Date and each Monthly Anniversary Day	$0.10 – $3.75 per $1,000 of Initial Face Amount	$0.09 – $3.09 per $1,000 of Initial Face Amount during the first 2 Policy Years and $0.03 - $1.24 per $1,000 of Initial Face Amount thereafter

Charge for a 49 year old male in the nontobacco rate class with a Face Amount of $100,000.	On the Policy Effective Date and each Monthly Anniversary Day	$0.89 per $1,000 of Initial Face Amount	$0.64 per $1,000 of Initial Face Amount during the first 2 Policy Years and $0.26 per $1,000 of Initial Face Amount thereafter

Administrative Charge (for Policies with an application signed on or after October 13, 2025, but before June 8, 2026):(3)

Minimum and Maximum Charge	On the Policy Effective Date and each Monthly Anniversary Day	$0.10 – $3.75 per $1,000 of Initial Face Amount	$0.10 – $3.41 per $1,000 of Initial Face Amount during the first 2 Policy Years and $0.04 - $1.36 per $1,000 of Initial Face Amount thereafter

Charge for a 49 year old male in the nontobacco rate class with a Face Amount of $100,000.	On the Policy Effective Date and each Monthly Anniversary Day	$0.89 per $1,000 of Initial Face Amount	$0.81 per $1,000 of Initial Face Amount during the first 2 Policy Years and $0.33 per $1,000 of Initial Face Amount thereafter

(3)	We call this the administrative charge in the Prospectus. The administrative charge varies based on the Insured’s Issue Age, sex and rate class, and the Face Amount (for Policies with an application signed on or after February 1, 2024). For Policies with applications signed on or after October 13, 2025, the administrative charge will be higher in the first 2 Policy Years compared to thereafter. The administrative charge shown in the table may not be typical of the charges you will pay. Your Policy’s specification page will indicate the guaranteed charges applicable to your Policy, and more detailed information concerning these charges is available on request from our Home Office.

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If you have any questions regarding this supplement, please work with your financial professional or contact us toll free at 1-800-265-1545. Please keep this Supplement for future reference.